UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   May 11, 2009

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code   (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

(a)                                  At the Cephalon, Inc. (the “Company”) Annual Meeting of Stockholders held on May 12, 2009 (the “Annual Meeting”), the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s 2004 Equity Compensation Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), authorized for issuance under the Plan by 1,000,000 shares, from 13,950,000 shares to 14,950,000 shares.  The Amendment also provides that no more than 600,000 shares of Common Stock may be issued pursuant to employee stock awards that are granted under the Plan after May 12, 2009. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

(b)                                 On May 11, 2009, the Stock Option and Compensation Committee of the Board of Directors of the  Company approved (i)  the Form of Notice of Grant of Non-Qualified Stock Option, (ii) the Form of Grant Agreement of Non-Qualified Stock Option, (iii) the Form of Notice of Grant of Restricted Stock Award and (iv) the Form of Grant Agreement of Restricted Stock Award under the Plan (collectively, the “Notices”).  The Notices allow for the electronic acceptance of the non-qualified stock option grants and restricted stock awards.  A copy of the Notices is attached hereto as Exhibits 10.2 and 10.3 and  are incorporated into this Item 1.01 by reference.

Item 9.01               Financial Statements and Exhibits.

(d)                               Exhibits.

Exhibit No.	Description of Document

10.1	Amendment 2009 — 1 to the Company’s 2004 Equity Compensation Plan, as amended and restated, effective as of May 13, 2009.

10.2

Cephalon, Inc. 2004 Equity Compensation Plan - Form of Notice of Grant of Non-Qualified Stock Option and Form of Grant Agreement for electronic acceptance under the Company’s 2004 Equity Compensation Plan.

10.3

Cephalon, Inc. 2004 Equity Compensation Plan - Form of Notice of Grant of Restricted Stock Award and Form of Grant Agreement for electronic acceptance under the Company’s 2004 Equity Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 15, 2009	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment 2009 — 1 to the Company’s 2004 Equity Compensation Plan, as amended and restated, effective as of May 13, 2009.

10.2

Cephalon, Inc. 2004 Equity Compensation Plan - Form of Notice of Grant of Non-Qualified Stock Option and Form of Grant Agreement for electronic acceptance under the Company’s 2004 Equity Compensation Plan.

10.3

Cephalon, Inc. 2004 Equity Compensation Plan - Form of Notice of Grant of Restricted Stock Award and Form of Grant Agreement for electronic acceptance under the Company’s 2004 Equity Compensation Plan.